UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Canterbury Park Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CANTERBURY PARK HOLDING CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER [     ], 2015

Notice is hereby given that a Special Meeting of Shareholders of Canterbury Park Holding Corporation (the “Company”) will be held in the Triple Crown Room at Canterbury Park, 1100 Canterbury Road, Shakopee, MN 55379, on November [     ], 2015, beginning at 8:30 a.m., Central Standard Time, to consider and act on two proposals:

Proposal 1. To approve a reorganization of the Company’s business into a holding company structure pursuant to an Agreement and Plan of Reorganization dated as of October 2, 2015 (the “Reorganization Agreement”) between the Company, New Canterbury Park Holding Corporation, a recently formed, wholly owned subsidiary of the Company (“New Canterbury”), and Canterbury Park Entertainment LLC (“Canterbury Park Entertainment”), a recently formed, wholly owned subsidiary of New Canterbury. If approved by the shareholders, upon consummation of the transactions contemplated by the Reorganization Agreement, the Company’s business will be restructured (the “Business Restructuring”) as follows:

•	New Canterbury will be the public company owned by the Company’s shareholders with each shareholder having the same percentage ownership in New Canterbury (and, indirectly, in all property and other assets currently owned by the Company) immediately after the Business Restructuring as that shareholder had immediately before the Business Restructuring.

•	New Canterbury will be a holding company for and parent company of two subsidiaries, Canterbury Park Entertainment and Canterbury Development LLC (“Canterbury Development”), another recently formed subsidiary of New Canterbury.

•	Canterbury Park Entertainment will be the surviving business entity in the merger with the Company and will directly own all land, facilities, and substantially all other assets related to the Company’s pari-mutuel wagering, card casino, concessions and other related businesses (“Racetrack Operations”), will conduct these businesses consistent with current practices, and will be subject to direct regulation by the Minnesota Racing Commission (“MRC”).

•	Canterbury Development will continue the Company’s efforts to commercially develop approximately 200 acres of land currently owned or controlled by the Company that is not needed for the Racetrack Operations. Canterbury Development will not be subject to direct regulation by the MRC.

Proposal 2. To approve recent acquisitions of shares of the Company’s common stock (“Company shares”) by investment advisory firms affiliated with Mario J. Gabelli (the “Gabelli Group”) that increased its total beneficial ownership in the Company from approximately 18.24% to 25.08% of all outstanding Company shares (the “Control Share Acquisition”). Pursuant to the Minnesota Control Share Acquisition Act (“CSAA”), if shareholders do not approve the Gabelli Group’s Control Share Acquisition, Company shares beneficially owned by the Gabelli Group in excess of 19.99% of all outstanding Company shares will have limited voting rights. If shareholders approve the Control Share Acquisition pursuant to the CSAA, the Gabelli Group will have full voting rights with respect to the Company shares already acquired pursuant to its Control Share Acquisition and will be able to acquire beneficial ownership of additional shares that will have full voting rights up to a maximum of 33⅓% of all outstanding Company shares.

The shareholders will also transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 2, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Shakopee, MN	Randall D. Sampson
October [__], 2015	President and Chief Executive Officer

All shareholders are invited to attend the Special Meeting of Shareholders in person. Whether or not you expect to attend, please vote as soon as possible. If your Company shares are registered in your name, information regarding how you can vote in person, over the Internet, or by mail is provided in the “Important Notice Regarding Availability of Proxy Materials” sent to you, and, if you have received a proxy card, it provides information on how to vote your shares. If you hold shares beneficially through a financial institution, please follow the voting instructions it provides. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS

The Notice of Internet Availability of Proxy Materials, Notice of Special Meeting of Shareholders, and Proxy Statement are available at voteproxy.com

i

Exhibit A          Reorganization Agreement

Exhibit B          New Canterbury Articles of Incorporation

Exhibit C          Information Statement

ii

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT FOR NOVEMBER [    ], 2015
SPECIAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is being provided on behalf of the Board of Directors of Canterbury Park Holding Corporation (the “Company” or “we”) in connection with the Special Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379 on [________], November [ ], 2015, beginning at 8:30 a.m., Central Standard Time (the “Special Meeting”). The Board of Directors is soliciting proxies to be voted at the Special Meeting, and at any adjournment and reconvening of the meeting. We first made this Proxy Statement available to our shareholders on or about October [___], 2015.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

The purpose of the special meeting is to request shareholder approval on the following two proposals:

Proposal 1 — Proposal to reorganize the Company’s business into a holding company structure (the “Business Restructuring”)

The Board is seeking approval of the Reorganization Agreement described in the Notice of Special Meeting of Shareholders that accompanies this Proxy Statement. If shareholders approve the Reorganization Agreement, at the time it becomes effective (the “Effective Time”):

•	The business of Company will be restructured from what is essentially a single enterprise that is subject to direct regulation by the Minnesota Racing Commission (“MRC”) to a holding company structure in which New Canterbury, a new parent corporation that is not subject to direct MRC regulation, will own and control two operating subsidiaries;

•	One subsidiary, Canterbury Park Entertainment LLC (“Canterbury Park Entertainment”), will own and operate the Company’s pari-mutuel horse racing, card casino, concessions and hospitality businesses (“Racetrack Operations”) and will be subject to direct regulation by the MRC;

•	The other subsidiary, Canterbury Development LLC (“Canterbury Development”), will not be subject to direct MRC regulation and, as a separate legal entity, will pursue commercial development opportunities for approximately 200 acres of land the Company owns or controls that is not needed for Racetrack Operations (the “Underutilized Land”); and

•	The shares of Company common stock (“Company shares”) currently owned of record and beneficially by the Company’s shareholders will be automatically converted into shares of New Canterbury on a one-for-basis, and each shareholder will have the same percentage ownership in New Canterbury (and indirectly in all assets currently held by the Company) immediately after the Reorganization as that shareholder had in the Company.

1

In considering how to vote your shares on Proposal 1, please read the section of this Proxy Statement entitled “Proposal 1 – Proposal to Restructure the Company’s Business” beginning at page 5, which provides more information regarding this proposal, including why the Board believes the Business Restructuring is in the best interest of the Company and its shareholders and how the Business Restructuring will affect the Company and its shareholders.

Proposal 2 – Proposal to Approve Control Share Acquisition by Gabelli Group

The Board is seeking approval of recent acquisitions of the Company’s common stock by investment advisory firms affiliated with Mario J. Gabelli (the “Gabelli Group”) that increased the Gabelli Group’s total beneficial ownership of the Company’s common stock from approximately 18.24% to 25.08% of all outstanding shares (the “Control Share Acquisition”). Pursuant to the Minnesota Control Share Acquisition Act (“CSAA”), if shareholders do not approve the Control Share Acquisition, shares beneficially owned by the Gabelli Group in excess of 19.99% of all outstanding shares (currently 214,383 shares) have limited voting rights. If shareholders approve the Control Share Acquisition pursuant to the CSAA, the Gabelli Group will have full voting rights with respect to all Company shares already acquired pursuant to its Control Share Acquisition and will be able to acquire beneficial ownership of additional shares that have full voting rights up to a maximum of 33⅓% of all outstanding Company shares.

In considering how to vote your shares on proposal 2, please read the section of this Proxy Statement entitled “Proposal 2 - Proposal to Approve the Gabelli Group’s Control Share Acquisition” beginning at page 21, which provides more information regarding why shareholders are being asked to approve the Gabelli Group’s Control Share Acquisition, how approval of this proposal will affect the Company and its shareholders, and why the Board is recommending that shareholders vote in favor of this proposal.

Will any other business to conducted?

While we do not expect that other business will be conducted at the special meeting, we will consider other business, if any, that is properly presented at the meeting.

How does the Board recommend that I vote?

The Board of Directors recommends a shareholders vote “FOR” each of the two proposals discussed in this Proxy Statement.

Who is entitled to vote at the meeting?

If you were a shareholder of record at the close of business on October 2, 2015 (“Record Date”), you are entitled to vote at the meeting. As of the Record Date, 4,240,633 Company shares were outstanding. Of these shares, however, 214,383 Company shares held by the Gabelli Group may not be voted on Proposal 1 and will have only limited voting rights on Proposal 2. See “Proposal 2 – Proposal to Approve the Gabelli Group’s Control Share Acquisition – Introduction” beginning at page 21.

What is the difference between a shareholder of record and a street name holder?

If your Company shares are registered directly in your name, you are considered the “shareholder of record” for those shares. If your Company shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those Shares, and your shares are held by the financial institution or nominee in “street name.” If you are a “street name holder” you will receive a voting instruction card, which is very similar to a proxy card. Please complete that card as directed to ensure your Company shares are voted at the meeting.

2

What are the voting rights of the shareholders?

Except for 214,383 Company shares beneficially owned by the Gabelli Group (see “Proposal 2 – Proposal to Approve Gabelli Group’s Control Share Acquisition – Introduction”), holders of common stock are entitled to one vote per share.

How many shares must be present to hold the meeting?

A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can vote at least a majority of the outstanding shares of common stock entitled to vote as of the record date is considered a quorum. A shareholder is counted as present at the meeting if the shareholder is present and votes in person at the meeting or the shareholder has properly submitted a proxy by mail, telephone or Internet.

How do I vote my Company shares?

If you are a shareholder of record, you may give a proxy to be voted at the meeting either:

•	Electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or

•	If you received printed proxy materials, you may vote by mail or telephone as instructed on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions provided in the voting instruction card provided to you by your broker, bank, trustee or nominee. Telephone and Internet voting procedures have been set up for your convenience. These procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. You may also vote in person at the meeting as described in “May I vote my shares in person at the meeting?” below.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?

It means you hold shares of the Company stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.

May I vote my shares in person at the meeting?

Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, however, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide to not attend the meeting.

If you hold your shares in street name, and then decide to attend the meeting, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trustee or other nominee giving you the right to vote these shares at the meeting.

3

How are votes recorded and counted?

If you vote ABSTAIN, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange.

May I change my vote?

Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	By sending a written notice of revocation to our Corporate Secretary;

•	By submitting another properly signed proxy card at a later date to our Corporate Secretary;

•	By submitting another proxy by telephone or via the Internet at a later date; or

•	By voting in person at the meeting.

If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of preparing this proxy statement and this solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name.

We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by our directors, officers and regular employees. These individuals will receive no compensation (other than their regular salaries) for these services.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials to our shareholders by providing access to these documents on the Internet instead of mailing printed copies. In general, you will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

4

What if I do not specify a choice for a matter when returning a proxy?

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares “FOR” Proposal 1 and Proposal 2.

While we do not anticipate other matters will be considered at the Special Meeting, if any other matters come up for a vote at the meeting, the proxy holders will vote in line with the recommendations of the Board of Directors or, if there is no recommendation, at their own discretion.

PROPOSAL 1

PROPOSAL TO RESTRUCTURE THE COMPANY’S BUSINESS

INTRODUCTION

The Board of Directors has approved and recommends that our shareholders approve a reorganization of the Company’s business into a holding company structure (the “Business Restructuring”) pursuant to an Agreement and Plan of Reorganization dated as of October 2, 2015 (the “Reorganization Agreement”) between the Company, New Canterbury Park Holding Corporation (“New Canterbury”), a recently formed, wholly owned subsidiary of the Company, and Canterbury Park Entertainment LLC (“Canterbury Park Entertainment”), a recently formed, wholly owned subsidiary of New Canterbury. If the shareholders approve the Reorganization Agreement and it becomes effective, the business of the Company will be restructured as follows:

•	The Company shares currently owned of record and beneficially by the Company’s shareholders will be automatically converted into shares of New Canterbury on a one-for-one basis, and each shareholder will have the same percentage ownership in New Canterbury (and indirectly in the Company) immediately after the Reorganization as that shareholder had immediately before the Reorganization. Also, each outstanding option, warrant or other right to acquire Company shares will continue as a outstanding option, warrant or other right to acquire shares of New Canterbury common stock.

•	The Company will merge into Canterbury Park Entertainment, and Canterbury Park Entertainment will be the surviving business entity in this merger. As a result, the Company’s separate existence as a Minnesota corporation will cease, and Canterbury Park Entertainment will continue as a wholly owned limited liability subsidiary of New Canterbury.

•	New Canterbury will become the parent corporation that owns, directly or indirectly, all assets of the Company subject to all Company liabilities. It will not, however, be subject to direct supervision by the Minnesota Racing Commission (“MRC”). As a holding company, it will directly own the following two subsidiaries that will engage in the business activities respectively indicated;

•	Canterbury Park Entertainment. Canterbury Park Entertainment will (a) have, in all material respects, all of the rights, privileges, and powers of the Company related to Racetrack Operations; (b) continue to possess all of the properties of and debts owed to the Company related to Racetrack Operations; (c) continue to have all of the debts, liabilities, and obligations of the Company related to Racetrack Operations; and (d) continue to hold the Class A and Class B licenses pursuant to which it conducts its pari-mutual horse racing, card casino, concessions, and hospitality businesses (“Racetrack Operations”) and continue to be subject to direct MRC regulation. It will also retain title to all Underutilized Land pending transfers of such land to Canterbury Development as discussed in the following paragraph; and

5

•	Canterbury Development. Canterbury Development will not be subject to direct regulation by the MRC. It will pursue development opportunities for the Company’s Underutilized Land. Approximately 75 acres of Underutilized Land that is not covered by the Company’s Class A License will be transferred promptly following shareholder approval of Proposal 1. The remaining 125 acres of Underutilized Land are part of the Company’s Class A license, and MRC approval will be required to transfer this land to Canterbury Development.

•	New Canterbury will change its name to Canterbury Park Holding Corporation and its outstanding shares of common stock will trade on the NASDAQ Global Market under the symbol “CPHC.”

More detailed information regarding the proposed Business Restructuring is provided under “Proposed Business Restructuring of the Company” below.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED BUSINESS RESTRUCTURING

1.          Why is the Business Restructuring being proposed?

The Board is proposing the Business Restructuring for two reasons related to its goal to develop the Company’s Underutilized Land.

First, it is not feasible for the Company to pursue development of its Underutilized Land while the land is held by a business entity regulated by the MRC because the MRC’s extensive regulation of the Company discourages participation by or collaboration with developers, lenders, and potential tenants that are needed to successfully develop the Underutilized Land. The Board believes it can not successfully develop the Underutilized Land unless the land is held by an entity that is not subject to MRC regulation.

Second, real estate development is risky. While the Company’s investigation to date suggests development of the Underutilized Land is feasible and has the potential to build shareholder value, the Board believes it is prudent to conduct real estate development in a separate entity and, to the maximum extent possible, minimize the risk to Racetrack Operations.

After considering various alternatives, the Company determined the Business Restructuring was the most tax-efficient way to achieve those objectives.

2.          How will the Business Restructuring be accomplished?

The Business Restructuring will be effected by the Reorganization Agreement. The Reorganization Agreement is attached to this Proxy Statement as Exhibit A.

3.          When the Business Restructuring becomes effective, what will be the name of the entire business?

              Pursuant to the Reorganization Agreement, the name of the new parent corporation will be Canterbury Park Holding Corporation.

4.          What will be the effect of the Business Restructuring on my common stock?

You will not experience any change in your ownership of Company shares. Upon effectiveness of the Business Restructuring, each outstanding Company Share will automatically convert into one share of common stock of New Canterbury, which when the Business Restructuring becomes effective, will be renamed Canterbury Park Holding Corporation.

6

The number of Company shares you own at the Effective Time and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the Business Restructuring. In addition, upon effectiveness of the Business Restructuring, all outstanding options to purchase Shares and other equity awards relating to our common stock will, without further action, become options or other equity awards, as applicable, of New Canterbury, with no change in the exercise price or other terms or provisions of the options or equity awards.

5.          Will the Business Restructuring have any practical effect on the Company’s Racetrack Operations?

No. Our business, directors, officers, employees, assets and liabilities and the location of our headquarters will remain unchanged by the Business Restructuring. Our name will continue to be “Canterbury Park Holding Corporation,” our headquarters will continue to be located in Shakopee, Minnesota, and our shares of common stock will continue to be listed and traded on the NASDAQ Global Market under the symbol “CPHC.”

6.          What approval is necessary to proceed with the Business Restructuring?

The affirmative vote on Proposal 1 of the holders of a majority of our outstanding shares entitled to vote is required to approve the Business Restructuring.

7.          How will the Business Restructuring affect my rights as a shareholder?

Your rights as a shareholder currently are governed by Minnesota law and the Company’s Articles of Incorporation and Bylaws. Because New Canterbury is a Minnesota corporation and because the Articles of Incorporation and Bylaws of New Canterbury are virtually identical to the Company’s, your rights will not change. New Canterbury’s Articles of Incorporation are attached to this proxy statement as Exhibit B.

8.          Is shareholder approval all that is needed to fully implement the proposed Business Restructuring?

No. The Business Restructuring we are proposing will establish the holding company structure we need in order to pursue development of our Underutilized Land, but will not automatically transfer all of the Underutilized Land to Canterbury Development. We own approximately 200 acres of Underutilized Land. Approximately 125 acres of our Unutilized Land is part of our Class A license granted by the MRC that enables us to own and operate a pari-mutuel racetrack. Immediately after the Reorganization becomes effective, this land will continue to be held by Canterbury Park Entertainment because the Class A license will be transferred to Canterbury Park Entertainment pursuant to the Reorganization. If shareholders approve the Business Restructuring, we will promptly transfer approximately 75 acres of Underutilized Land that it not part of our Class A License to Canterbury Development. Later, as we determine the direction development of our Underutilized Land will take, we will apply to the MRC for an amendment of our Class A license authorizing us to transfer all or part of the remaining 125 acres of Underutilized Land to Canterbury Development.

9.          On what basis will the MRC approve transferring Underutilized Land from Canterbury Park Entertainment to Canterbury Development?

The MRC wants to ensure that any transfer of assets from Canterbury Park Entertainment to an entity over which it does not have jurisdiction will not undermine the financial stability of the Racetrack Operations that are conducted by Canterbury Park Entertainment and that are regulated by the MRC. We believe the MRC will approve transfer of the Underutilized Land if it is satisfied that the assets remaining with Canterbury Park Entertainment after the transfer of Underutilized Land and other assets to Canterbury Development, will enable Canterbury Park Entertainment to remain a sustainable business.

7

10.          Will New Canterbury have any new “anti-takeover” protection?

No, but it will continue to be subject to the Minnesota Control Share Acquisition Act and Business Combination Act that both regulate takeovers. See “Business Combination Act” and “Control Share Acquisition Act” below. In addition to these anti-take over provisions under Minnesota law, as an entity subject to regulation by MRC, the Company articles contain provisions that enable it to re-purchase shares from a 5% shareholder if continued ownership by that 5% shareholder would result in the MRC suspending or revoking the Company’s Class A or Class B license or putting material limitations on the Company’s ability to conduct its Racetrack Operations. The Articles of Incorporation of New Canterbury contain substantially similar provisions that reflect changes to accommodate New Canterbury’s indirect ownership of the Racetrack Operations, as distinguished from the Company’s direct ownership, as well as other changes to clarify the procedures that a person or group owning 5% or more of the Company’s stock or increasing its ownership of the New Canterbury stock 5% or more must follow so that the Company can ensure it is able to comply with MRC requirements. See “Provisions Affecting Holders of Five Percent or More of New Canterbury’s Stock.”

11.          Who will manage New Canterbury?

The current directors and principal officers of the Company will become the directors and officers of New Canterbury.

12.          Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the Business Restructuring, existing stock certificates representing previously issued shares of common stock will remain valid and may be delivered in effecting sales (through a broker or otherwise) of shares of New Canterbury common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of New Canterbury, and if you do so, it will be at your own cost.

13.          What are the tax consequences of the Business Restructuring to me?

The Business Restructuring is intended to be a tax-free reorganization under the U.S. Internal Revenue Code. Assuming the Business Restructuring qualifies as a reorganization, holders of our capital stock will not recognize any gain or loss as a result of the Business Restructuring, and the Company will not recognize a gain or loss. Generally, you will have the same basis in and holding period with respect to the New Canterbury common stock received by you pursuant to the Business Restructuring as you had in the shares of our common stock held by you as of immediately prior to Business Restructuring. See also, “Material U.S. Federal Income Tax Consequences” at page 12 below.

8

PROPOSED BUSINESS RESTRUCTURING OF THE COMPANY

Business Overview

The Company’s primary businesses are pari-mutuel wagering and hosting “unbanked” card games at its Canterbury Park Racetrack and Card Casino facility in Shakopee, Minnesota (the “Racetrack”). The Company also derives revenues from concessions, catering, special events and other services and activities, such as parking, advertising signage, publication sales, and from other entertainment events and activities held at the Racetrack. Collectively, these businesses constitute the Company’s “Racetrack Operations.”

The Company’s operations are regulated by the MRC pursuant to authority granted in Minnesota Statutes, Charter 240 and pursuant to regulations issued thereunder. In particular, the Company conducts pari-mutuel wagering and hosts card games pursuant to Class A and Class B licenses granted by the MRC. The Company’s Class A License enables it to own and operate a racetrack with horse racing on which pari-mutuel betting is conducted and includes a specific designation of the land covered by the license. The Company’s Class B License enables it to sponsor and manage horse racing on which pari-mutuel betting is conducted. Substantially all other aspects of the Company’s operations that take place on the land covered by the Class A license are also significantly regulated by the MRC pursuant to Minnesota law and rules adopted by the MRC.

The Company owns or controls approximately 407 acres of land in Shakopee, Minnesota where the Racetrack is located. The Racetrack facility, including public areas, areas for boarding horses, parking areas, and other amenities, requires approximately 200 acres of land. As a result, approximately 200 acres are currently not being used by the Company (the “Underutilized Land”) and this land is available for real estate development compatible with the Racetrack’s operations. While the MRC’s focus is on regulating our Racetrack Operations, the MRC is obligated by law to approve all contracts entered into by a Class A or Class B licensee. Therefore, because most of the Underutilized Land is currently part of the Company’s Class A license, under the Company’s current business structure any future development of the Underutilized Land would be under constant supervision by the MRC.

For further information regarding the Company’s business, its properties and regulation of the Company’s Racetrack Operations by the MRC, see Item 1 in the Company’s Report on Form 10-K for its fiscal year ended December 31, 2014, which can be found at www.canterburypark.com.

Background Regarding the Proposed Business Restructuring

Over the last several years, the Company’s Board and management, in collaboration with real estate development professionals, have actively explored the possible commercial development of the Underutilized Land in a manner that is compatible and synergistic with the Company’s Racetrack Operations. Although the Company is currently considering various possible development plans, management has determined that before it can proceed further it must, for two reasons, implement the Business Restructuring.

•	First, because regulation of a business by a governmental agency adds delay and uncertainty, conducting real estate development inside the same business entity that owns and operates government-regulated business activities will likely discourage the involvement of developers, financial partners, and major potential tenants and substantially slow the pace of the development process.

•	Second, there are risks inherent in any real estate development and, in our current structure, if real estate development were simply conducted as a separate line of business by the Company, it could present material financial risk for the Racetrack Operations.

9

To eliminate these concerns, the Company’s Board has approved and is seeking shareholder approval for the Business Restructuring.

While the Business Restructuring that shareholders are being asked to approve is a necessary step to continuing the Company’s real estate development efforts, the complete implementation of the Business Restructuring will require further action by the MRC. Approximately 75 acres of Underutilized Land will be transferred promptly to Canterbury Development upon shareholder approval of the Business Restructuring. MRC approval will be required, however, to transfer from Canterbury Park Entertainment to Canterbury Development all or any part of the approximately 125 acres of the Underutilized Land that are part of the Company’s Class A License. Following shareholder approval of the proposed Business Restructuring, management will request MRC approval to transfer all or part of the Underutilized Land that is part of the Class A license when the overall direction of our development plans is determined. We believe the MRC will grant this approval if we can demonstrate to the MRC that our Racetrack Operations will remain a sustainable business after the Underutilized Land and other assets are transferred to Canterbury Development.

Companies Participating in the Business Restructuring

Canterbury Park Holding Corporation (the “Company”)

The Company is a Minnesota corporation that directly owns all land and substantially all other assets used in conducting Racetrack Operations, and substantially all of the Underutilized Land. The Company is a public company with approximately 2,000 beneficial owners of its common stock and its shares trade on the Nasdaq Global Market system under the symbol “CPHC.” Substantially all of the Company’s land, including its Underutilized Land and all of Racetrack Operations, are currently subject to the jurisdiction of and extensively regulated by MRC.

New Canterbury Park Holding Corporation (“New Canterbury”)

New Canterbury Park Holding Corporation is a Minnesota corporation and a wholly owned subsidiary of the Company. It was incorporated on October 1, 2015. Other than its ownership and direct control of Canterbury Park Entertainment, LLC and Canterbury Development, LLC, it currently has limited assets and has not engaged in any business activities.

Canterbury Park Entertainment LLC (“Canterbury Park Entertainment”)

Canterbury Park Entertainment LLC is a Minnesota limited liability company and a wholly owned subsidiary of the New Canterbury. It was organized on October 1, 2015. Canterbury Park Entertainment currently holds no assets and has not engaged in any business activity. It will not engage in any business activities prior to the Reorganization. If shareholders approve the Business Restructuring, Canterbury Park Entertainment will own all assets, subject to all liabilities, of the Company and directly conduct all Racetrack Operations subject to MRC regulation.

Canterbury Development LLC (“Canterbury Development”)

Canterbury Development LLC (Canterbury Development) is a Minnesota limited liability company and a wholly owned subsidiary of the New Canterbury. It was organized on October 1, 2015. Assuming shareholder approval of the Business Restructuring is obtained, approximately 75 acres of Underutilized Land that is not covered by the Company’s Class A License will be transferred promptly following shareholder approval. The remaining 125 acres of Underutilized Land are part of the Company’s Class A license, and MRC approval will be required to transfer some or all of this land to Canterbury Development.

10

The Plan of Reorganization

The Business Restructuring will be effected pursuant to an Agreement and Plan of Reorganization dated as of October 2, 2015 (the “Reorganization Agreement”) between the Company, New Canterbury, and Canterbury Park Entertainment that is attached as Exhibit A. The Reorganization Agreement provides that the Company will merge into Canterbury Park Entertainment. Under the Reorganization, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all causes of action belonging to the Company immediately prior to the Reorganization will be vested in Canterbury Park Entertainment following the Reorganization. In addition, all debts, liabilities and duties of the Company immediately prior to the Reorganization will be vested in Canterbury Park Entertainment following the Reorganization. Each director and officer of the Company will continue to hold his or her respective office with New Canterbury.

If approved by our shareholders, the Business Restructuring will become effective upon the filing and effectiveness of the Reorganization Agreement with the Minnesota Secretary of State. If this proposal is approved, we anticipate that the Board of Directors will cause the Business Restructuring to be effected as soon as practicable (the “Effective Time”). However, the Business Restructuring may be delayed by the Board of Directors or the Reorganization Agreement may be terminated and abandoned by the Board of Directors at any time prior to the Effective Time, including after approval of this proposal, if the Board of Directors determines for any reason that doing so will be in the best interests of the Company and its shareholders.

At the Effective Time, each outstanding share of common stock of the Company will automatically convert into one share of common stock of New Canterbury and each outstanding option or other right to purchase shares of the Company common stock will constitute an option or other right to purchase an equal number of shares of New Canterbury common stock. Company shareholders and holders of Company stock options will not be required to exchange their stock certificates or stock options, respectively, and should not destroy any stock certificate or stock option or submit any stock certificate or stock option to the Company unless they are requested to do so. Any Company stock certificates submitted to the Company for transfer after the Effective Time, whether pursuant to a sale or otherwise, will be exchanged automatically for New Canterbury stock certificates.

Dissenters’ or Appraisal Rights

The shareholders of the Company are not entitled to dissenters’ rights or appraisal rights as a result of the Business Restructuring.

Regulatory Approvals

The Company is not required to obtain any regulatory approvals in advance of the Business Restructuring and the Business Restructuring will not have any material accounting, financial or tax effects on the Company.

Effect of Vote for the Business Restructuring Proposal

A vote in favor of this Proposal 1 is a vote in favor of the Business Restructuring and the Plan of Reorganization and will authorize the Company to file the Plan of Reorganization.

Effect of Not Obtaining the Required Vote for Approval of the Proposal

If we fail to obtain the requisite vote of shareholders to approve this proposal, the Business Restructuring will not occur and the Company will continue to be incorporated in Minnesota and governed by Minnesota law and the Company’s Minnesota Articles of Incorporation and Bylaws will remain as they are today.

11

Effects of Business Restructuring on Shareholders’ Rights

The number of shares of common stock you own, and your proportional percentage ownership of the Company will remain unchanged and will not be affected by the Business Restructuring. You do not need to exchange your stock certificates for new stock certificates.

The Business Restructuring will not affect the governance rights of shareholders. The Articles of Incorporation and Bylaws of New Canterbury are identical to the Articles of Incorporation and bylaws of the Company except as described below under “Provisions Affecting Holders of Five Percent or More of New Canterbury’s Stock.” All rights of shareholders relating to governance will be unchanged, including the following:

Annual Election of All Directors	All directors are elected on an annual basis; there is no classified board
Shareholder Ability to Amend Articles of Incorporation	Shareholders holding 3% or more of the Company’s stock can propose amendments to the Company’s articles of incorporation without obtaining Board approval
Shareholder Ability to Propose Binding Bylaw Amendments	Shareholders holding 3% of the Company’s outstanding stock may propose bylaw amendments
Shareholder Ability to Call Special Meeting	Shareholders holding 10% of the Company’s outstanding stock may call a special meeting unless the purpose of the special meeting is the election of directors or to cause a change in control of the Company, in which case shareholders must hold 25% of the Company’s outstanding stock to call a special meeting
Supermajority Voting Requirements	None
Poison Pill	None
Indemnification of Officers and Directors	Indemnification of officers and directors is mandatory under Minnesota law

Material U.S. Federal Income Tax Consequences of the Business Restructuring

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our common stock who receive New Canterbury common stock in the Business Restructuring. This discussion addresses only those stockholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation: financial institutions, insurance companies, regulated investment companies or real estate investment trusts; pass-through entities or investors in such entities; tax-exempt organizations; dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting; persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction; persons who are not U.S. holders; persons that have a functional currency other than the U.S. dollar; persons who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation; persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and persons who are subject to the alternative minimum tax.

12

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is:

•	a citizen or resident of the United States;

•	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

•	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding common stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Business Restructuring.

The following discussion does not address the tax consequences of transactions effected prior to or after the Business Restructuring (whether or not such transactions are in connection with the Business Restructuring).

The following discussion is based on interpretations of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Business Restructuring to the Company, New Canterbury and/or our stockholders. A ruling from the IRS will not be requested in connection with the Business Restructuring.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE BUSINESS RESTRUCTURING, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Business Restructuring qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Business Restructuring will be as follows:

•	No gain or loss will be recognized by holders of Canterbury common stock upon receipt of New Canterbury common stock pursuant to the Business Restructuring;

•	The aggregate tax basis of the New Canterbury common stock received by each stockholder of the Company pursuant to the Business Restructuring will be equal to the shareholder’s aggregate tax basis in the common stock of the Company immediately prior to the Business Restructuring;

13

•	The holding period of the New Canterbury common stock received by each stockholder of the Company pursuant to the Business Restructuring will include the period for which such stockholder held the common stock of the Company immediately prior to the Business Restructuring, provided that such common stock of the Company was held by such stockholder as a capital asset at the time of the Business Restructuring; and

•	No gain or loss will be recognized by the Company or New Canterbury as a result of the Business Restructuring.

Certain U.S. holders of Company common stock, which we refer to as significant holders, will have tax reporting obligations in connection with the Business Restructuring. For these purposes, a significant holder is a person that, immediately before the Business Restructuring, owns at least 5%, by vote or value, of the total outstanding common stock of the Company, or holds securities of the Company with a tax basis of $1 million or more.

Each significant holder will be required to file certain statements with such holder’s United States federal income tax return as set forth in Treasury Regulations Section 1.368-3(b), including statements describing the basis and fair market value of the shares of Company common stock immediately prior to the Business Restructuring. Each holder, whether or not a significant holder, will be required to retain permanent records necessary to determine gain or loss from a subsequent disposition of shares of New Canterbury common stock in accordance with the requirements of Treasury Regulations Section 1.368-3(d).

Effects of Restructuring under Federal Securities Law and Stock Regulatory Agencies

The Business Restructuring will not affect the respective positions of the Company or its shareholders under the federal securities laws or stock exchange listing rules. The Business Restructuring will not affect the trading of the Company’s common stock, which will continue to trade on the NASDAQ Global Market under the symbol “CPHC.” The Company will continue to file periodic reports and other documents required by the rules and regulations of the SEC and stock exchange listing rules. Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Business Restructuring will continue to hold freely tradable shares in New Canterbury after the Business Restructuring, and shareholders holding restricted shares of the Company’s common stock prior to the Business Restructuring will continue to hold shares of New Canterbury common stock that are subject to the same restrictions after the Business Restructuring. Existing shareholders will not be required to exchange existing stock certificates for new stock certificates.

No Changes to Employee Benefit Plans

Upon effectiveness of the Business Restructuring, all of the Company’s employee benefit plans (including stock option and other equity-based plans) will be continued by New Canterbury, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of New Canterbury, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Business Restructuring will constitute approval of the assumption of these plans by New Canterbury. Assuming the Business Restructuring is approved, New Canterbury will continue the Company’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Effects of Business Restructuring on the Company’s Operations

The Business Restructuring will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our headquarters or current employees, including management. The Business Restructuring will not affect our daily business operations, or our consolidated financial condition and results of operations. In addition, the Business Restructuring will not alter the composition of management or the Board of Directors. After the Business Restructuring, the Company’s principal executive offices will remain located at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota, 55379.

14

Provisions Affecting Holders of Five Percent or More of New Canterbury’s Stock

The MRC is charged with responsibility to ensure that pari-mutuel horse racing is conducted “in the public interest” and to ensure the “integrity” of racing in Minnesota. Under Minnesota law, the MRC has broad powers to require disclosure whether any natural person or business entity associated with a Class A or Class B licensee, including officers, directors or holders of a material amount of the licensee’s stock or other form of ownership interest (“Control Persons”), have engaged in certain conduct or committed certain acts that reflect adversely on their character as it would pertain to affiliation with a Class A or Class B licensee (herein called “Character Information”). Character Information includes having been convicted of a felony, being the subject of a pending criminal prosecution, having engaged in any illegal business or having been found guilty of fraud or misrepresentation in connection with horse racing or breeding). If adverse Character Information about a Control Person of a Class A or Class B licensee becomes known to the MRC or if Character Information required by Minnesota law about a Control Person cannot be verified, the MRC has the power to revoke or suspend the licensee’s Class A or Class B license. A Class A or Class B licensee is required to provide Character Information about Control Persons when applying for its license and when its license is renewed. In addition, if a change occurs in the officers, directors or persons with a direct or indirect financial interest in the Class A or Class B license or if a 5% or more change in a licensee’s ownership occurs after the license is issued, the licensee must report to the MRC the identity of and Character Information about such Control Person within five days after such change

To enable it to fulfill its responsibilities under Minnesota law that are intended to protect the integrity of racing, as well as to protect its interests as a Class A and Class B license holder, the Company’s Restated Articles of Incorporation, that have been in effect since August 1994, provide that in the event any person or group of persons acquires a five percent or greater beneficial interest in the Company’s equity securities, the shareholder must provide the Company with the information that the Company is required to provide to the MRC under Minnesota law. The Company’s Articles further provide that if any five percent beneficial holder of the equity securities of the Company, or any other beneficial holder of the Company’s securities, is determined by the MRC to be detrimental to the integrity of horse racing in Minnesota or in the reasonable judgment of the Company such a conclusion is likely or if the person refuses to provide the information required to make the determination under Minnesota law, the Company has the right to repurchase all shares acquired by such person or persons at the lowest of (i) the price at which shares were acquired, (ii) the book value per share of the Company as of its most recent audited balance sheet prior to the purchase, or (iii) the fair market value of the Company’s common stock on the date the Company learned of the purchase.

Because the provisions in Minnesota law regarding disclosure about Control Persons and related Character Information apply to those with an indirect as well as direct ownership of a Class A or Class B licensee and because New Canterbury, as the parent of Canterbury Park Entertainment, will be the “indirect” holder of Class A and Class B licenses, New Canterbury’s Articles of Incorporation include substantially the same provisions that are currently in the Company’s Restated Articles of Incorporation. These provisions have, however, been updated to reflect that New Canterbury is the indirect owner of the Racetrack Operations including the Class A and Class B licenses, to provide greater clarity regarding procedures applicable to holders of 5% or more of New Canterbury’s stock and to better conform to Minnesota laws that are applicable to Class A and Class B licenses. The exact text of these provisions can be found in Section IX of New Canterbury’s Articles of Incorporation which is Exhibit B to this Proxy Statement.

15

Description of New Canterbury Capital Stock at the Effective Time

If this proposal is approved by our shareholders and the Business Restructuring becomes effective, at the Effective Time, the outstanding shares of the Company’s common stock will convert automatically into shares of New Canterbury stock and the rights of shareholders of New Canterbury will continue to be governed by Minnesota law, the New Canterbury’s Articles of Incorporation and the New Canterbury’s Bylaws. The following is a description of New Canterbury’s capital stock at the Effective Time. This description is not intended to be complete and is qualified in its entirety by reference to the full text of New Canterbury’s Articles of Incorporation, which is attached as Exhibit B to this proxy statement.

General

At the Effective Time, the authorized capital of New Canterbury will be 10,000,000 shares of common stock, par value $0.01 per share, which is the same number of shares authorized under the Company’s Articles of Incorporation.

Description of New Canterbury Common Stock

At the Effective Time, New Canterbury will be authorized to issue up to 10,000,000 shares of common stock. All of the Company’s issued and outstanding shares of common stock at that time, as converted into shares of New Canterbury common stock, will remain issued and outstanding.

At the Effective Time, the holders of shares of New Canterbury common stock will continue to be entitled to one vote per share on all matters to be voted on by shareholders. Except with respect to the election of directors, all questions submitted to a vote of New Canterbury shareholders will be decided by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote on that item of business. New Canterbury shareholders will not be entitled to cumulate their votes for the election of directors.

New Canterbury common stock will not be redeemable, will not have subscription or conversion rights and will not entitle common stock holders to any preemptive rights to subscribe for any shares of any class or series of New Canterbury capital stock, or for any obligations convertible into shares of any class or series of New Canterbury capital stock, whether now or hereafter authorized.

At the Effective Time, the holders of New Canterbury common stock will continue to be entitled to receive such dividends, if any, as may be declared by the Board in its discretion out of legally available funds. Subject to the rights of any preferred stock outstanding, upon liquidation or dissolution of New Canterbury, the holders of common stock will be entitled to receive on a pro rata basis all assets remaining for distribution to shareholders.

New Canterbury’s Articles of Incorporation and Bylaws contain the same provisions that are in the Company’s Restated Articles of Incorporation that, together with provisions in the Minnesota Business Corporation Act, could have the effect of delaying or deferring a change in control of our Company, including provisions that:

•	Grant our Board broad discretion to create and issue preferred stock from time to time without shareholder approval;

•	Provide that any vacancy on our Board may be filled by the affirmative vote of a majority of the remaining directors then in office, and not by the shareholders; and

16

•	Establish advance notice requirements for shareholders to nominate candidates for election as directors at any meeting of shareholders or to present any other business for consideration at any meeting of shareholders.

Business Combination Act

At the Effective Time, Section 302A.673 of the Minnesota Business Corporation Act will apply to New Canterbury and its shareholders. This provision provides that a corporation such as the Company that is listed on a national securities exchange or that has more than 2,000 shareholders is not permitted to engage in a business combination with any interested shareholder, generally a person who owns 15% or more of the outstanding shares of a corporation’s voting stock, for four years after the person became an interested shareholder, unless

(a)           before the person became an interested shareholder, the board of directors of the corporation approved either the transaction resulting in a person becoming an interested shareholder or the business combination,

(b)           upon consummating the transaction which resulted in the person becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or

(c)           on or after the date the person becomes an interested shareholder, the business combination is approved by the board of directors and at an annual or special meeting of shareholders by the affirmative vote of at least 66-2/3% of the corporation’s outstanding voting stock which is not owned by the interested shareholder.

Control Share Acquisition Act

At the Effective Time, ownership of our Company shares will be subject to Section 302A.671 of Minnesota’s Business Corporation Act, which is known as the Control Share Acquisition Act (“CSAA”). Under the CSAA, the purchase of Company common stock by a natural person, entity, or a group consisting of natural persons and entities (an “Acquiring Person”) that causes the Acquiring Person’s ownership to increase the Acquiring Person’s range of voting power

(i)           from less than 20% to 20% or more,

(ii)          from less than 33 1/3% to 33 1/3% or more, or

(iii)         from less than a majority to a majority of the corporation’s outstanding shares represents a “Control Share Acquisition” that triggers the application of the CSAA and, in general, limits the number of shares that may be voted by the Acquiring Person in excess of the relevant threshold unless the Company’s shareholders approve the Control Share Acquisition pursuant to special voting procedures specified in the CSAA. See “Summary of The Minnesota Control Share Acquisition Act,” at page 24.

Transfer Agent

Wells Fargo Shareowner Services is the Company’s transfer agent and registrar and will continue to be the transfer agent and registrar for New Canterbury common stock.

17

Vote Required

The affirmative vote by holders of a majority of all outstanding Company shares is required to approve the Reorganization Agreement attached as Exhibit A and the proposed Business Restructuring contemplated thereby. As discussed under “Proposal 2 – Proposal to Approve the Gabelli Group’s Control Share Acquisition – Introduction,” the Gabelli Group may not vote 214,383 Company shares on Proposal 1 because such shares constitute a Control Share Acquisition that has not received shareholder approval under the CSAA.

Board Voting Recommendation

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE BUSINESS RESTRUCTURING.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, based upon information available as of October 2, 2015, the beneficial ownership of shares of our common stock (i) by each person known by us to own of record or beneficially five percent or more of our common stock, (ii) by our Named Executive Officers, (iii) by each of our directors; and, (iv) by all of our current executive officers and directors as a group.

[Share totals and footnotes will be updated in the definitive Proxy Statement]

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership (1)(2)		Percent of Class (1)(2)

Curtis A. Sampson	868,612	(3)	20.5%

Randall D. Sampson †	628,540	(4)	14.8%

Gabelli Asset Management, Inc. One Corporate Center Rye, New York 10580-1435	1,058,960	(5)	25.08%

Dale H. Schenian	505,360	(6)	11.9%

Carin J. Offerman	94,562		2.2%

David C. Hansen†	36,209		0.9%

Burton F. Dahlberg	26,783		0.8%

Patrick R. Cruzen	29,312		0.7%

Eric A. Halstrom†	4,791		0.1%

All current directors and executive officers as a group (12 persons)	1,851,895		43.7%

†	Named Executive Officer.

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days of October 2, 2015 are treated as outstanding only when determining the amount and percent owned by that person or group

(2)	Includes the following number of shares that could be purchased upon exercise of stock options exercisable within sixty days of October 2, 2015: Mr. C. Sampson, 18,000 shares; Mr. Schenian, 18,000 shares; Mr. R. Sampson, 40,000 shares; Ms. Offerman, 18,000 shares; Mr. Hansen, 25,000 shares; Mr. Cruzen, 18,000 shares; Mr. Dahlberg, 12,000 shares; and all director and officers as a group, 184,000 shares.

19

(3)	Includes 11,300 shares held by Mr. C. Sampson’s spouse as to which beneficial ownership is disclaimed. Also includes 342,200 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust. Marian Arlis Sampson is Mr. C. Sampson’s spouse.

(4)	Includes 342,200 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust. Mr. R. Sampson is trustee of this trust, but disclaims beneficial ownership of any shares held by the trust.

(5)	Based upon Amendment 18 to Schedule 13D filed by GAMCO Investors, Inc. dated September 30, 2015 and Amendment 1 to the Information Statement supplied to the Company by the Gabelli Group pursuant to the CSAA on September 30, 2015 which contain disclosures regarding shares beneficially owned by Gabelli Funds, GAMCO Asset Management, Gabelli Securities, Inc., MJG Associates, Inc., and Teton Advisors, Inc. Of the shares listed above, 214,576 shares have limited voting rights under the Minnesota Control Share Acquisition Act as discussed in the following section of this Proxy Statement.

(6)	Includes 33,000 shares held by Mr. Schenian’s spouse as to which beneficial ownership is disclaimed.

20

PROPOSAL 2

PROPOSAL TO APPROVE THE GABELLI GROUP’S CONTROL SHARE ACQUISITION

INTRODUCTION

The Company is a Minnesota corporation and ownership of its Shares of common stock is subject to Section 302A.671 of Minnesota’s Business Corporation Act, which is known as the Control Share Acquisition Act (“CSAA”). Under the CSAA, the purchase of Company shares by a natural person, entity, or a group consisting of natural persons and entities (an “Acquiring Person”) that causes the Acquiring Person’s ownership to equal or exceed 20% of all outstanding Shares (a “Control Share Acquisition”) triggers the application of the CSAA and, in general, limits the number of Shares that may be voted by the Acquiring Person to 19.99 % of all outstanding Shares unless the Company’s shareholders approve the Control Share Acquisition pursuant to special voting procedures specified in the CSAA.

Beginning in April 2015 and continuing through September 2015, investment advisory firms affiliated with Mario J. Gabelli (the “Gabelli Group”) purchased a total of 290,432 Company shares on behalf of their respective customers. As a result of these purchases, the Gabelli Group’s beneficial ownership of the Company’s shares increased from approximately 18.62% to approximately 25.08% of all outstanding Company shares. Pursuant to the CSAA, the acquisition of the 214,383 Company shares, which exceeded 19.99% of the Company’s outstanding shares, is deemed a “Control Share Acquisition” and, unless the Company’s shareholders approve this Control Share Acquisition pursuant to the voting procedures specified in the CSAA, the 214,383 shares do not have voting rights, except as described below in procedures used to conduct the shareholder vote on approving the Gabelli Group’s Control Share Acquisition.

After carefully considering a number of factors, the Board of Directors is recommending that the Company’s shareholders approve the Gabelli Group’s Control Share Acquisition pursuant to voting procedures specified in the CSAA. If shareholders approve the Gabelli Group’s Control Share Acquisition, the Gabelli Group will be able to exercise full voting rights with respect to the 214,383 shares, and could acquire beneficial ownership of additional shares with full voting rights so long as its total beneficial ownership is less than 33.33% of all outstanding shares.

More detailed information regarding the proposed approval of the Gabelli Group’s Control Share Acquisition is supplied below under “Information Regarding Proposed Approval of Gabelli Group’s Control Share Acquisition.”

QUESTIONS AND ANSWERS ABOUT PROPOSAL TO APPROVE THE
GABELLI GROUP’S CONTROL SHARE ACQUISITION

1.             Why are shareholders being asked to approve the Gabelli Group’s acquisition of Company shares?

As a Minnesota corporation with shares trading on the Nasdaq Global Market, the Company is subject to the CSAA. Under the CSAA, the purchase of Company shares by a natural person, entity, or a group (an “Acquiring Person”) that causes the Acquiring Person’s percentage ownership to increase from less than 20% to 20% or more represents a “Control Share Acquisition” that triggers the application of the CSAA and, in general, limits to 19.99% the number of Shares that may be voted by the Acquiring Person unless the Company’s shareholders approve the Control Share Acquisition pursuant to special voting procedures specified in the CSAA.

21

From April through September 2015 the Gabelli Group increased its beneficial ownership of the Company’s Shares from 18.24% to 25.08% of all outstanding Company shares. Pursuant to the CSAA, the Gabelli Group delivered to the Company an Information Statement and Amendment 1 to the Information Statement reporting these share acquisitions. Because these Gabelli Group purchases triggered the application of the CSAA and because the Gabelli Group delivered to the Company an Information Statement in May 2015 and an Amendment 1 to Information Statement on September 30, 2015 that reported on these purchases, the Company must conduct a shareholder vote on whether to approve the Gabelli Group’s Control Share Acquisition.

2.             How does the Board recommend that shareholders vote on the proposed Control Share Acquisition?

After careful consideration of a number of factors, the Board has determined to recommend that shareholders APPROVE the Gabelli Group’s Control Share Acquisition. The factors considered by the Board in reaching this determination are described below under the section titled “Factors Considered by the Board in Recommending the Shareholders Approve the Gabelli Group Control Share Acquisition.”

3.             What procedures will be followed in conducting the shareholder vote on approving the Control Share Acquisition?

Under Minnesota law, authorization for the Control Share Acquisition requires:

•     The affirmative vote of the holders all shares entitled to vote, including all Company shares beneficially owned by the Gabelli Group (the “First Majority Approval”); and

•     The affirmative vote of the holders of a majority of the voting power entitled to vote, excluding “Interested Shares” as defined in the CSAA (the “Second Majority Approval”).

For purposes of this vote, “Interested Shares” are shares beneficially owned by the Gabelli Group and shares owned by any officer of the Company that reports beneficial ownership of Company shares under Section 16 of the Securities Exchange Act.

4.             Why are “Interested Shares” included in the First Majority Approval vote and not in the Second Majority Approval vote?

The requirement for a second majority approval reflects a Minnesota law policy that shareholders, other than those who may be parties to a control share acquisition or who, as executive officers of the Company, might have a conflict of interest related to an unsolicited takeover, should have the opportunity to separately approve control share acquisitions.

5.             If shareholders approve the Control Share Acquisition, will I be asked to tender my Shares to Gabelli Group?

No. The Control Share Acquisition you are voting on is not a tender offer, and you are not being asked to tender any common stock. However, if shareholders approve the Control Share Acquisition, Gabelli Group will be permitted to acquire additional shares in the open market, in one or more block trades, through an intermediary, by any other legally permitted method. However, only a maximum of 33% of all outstanding Shares owned by the Gabelli Group will have full voting rights.

22

6.             What if the Control Share Acquisition is not approved?

If the Control Share Acquisition is not approved, Gabelli Group Shares in excess of 19.99% of the Company’s outstanding Shares will have no meaningful voting rights.

7.             How can I determine the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting, if available. Preliminary results, if necessary, and final results will be reported on a Form 8-K filed with the Securities and Exchange Commission (“SEC”).

23

INFORMATION REGARDING PROPOSED APPROVAL OF
GABELLI GROUP’S CONTROL SHARE ACQUISITION

Summary of the Minnesota Control Share Acquisition Act (“CSAA”)

The CSAA, adopted in 1984 and subsequently amended several times, applies to shares and shareholders of Minnesota corporations that are “public” companies. The Company believes the general purpose of the CSAA is to provide a mechanism that reduces the pace at which a hostile takeover might be conducted, to deter underfinanced or unfinanced takeovers, and to provide more time to a Board of Directors to consider the merits of unsolicited takeover offers and possible alternatives and communicate its perspective to shareholders. The CSAA also restricts the ability of any Acquiring Person that acquires 20% or more of the stock of a Minnesota public company from voting the shares that exceed 19.99% of all outstanding shares, whether or not the Acquiring Person intends to make a takeover offer.

The CSAA applies to any “control share acquisition” of shares of an “issuing public corporation” incorporated in Minnesota. Because the Company’s Shares are traded on a national securities exchange, the Company is an issuing public corporation.

A “control share acquisition” generally occurs upon an acquisition of beneficial ownership of shares that, together with all other shares beneficially owned by the Acquiring Person, increases the Acquiring Person’s range of voting power from (i) less than 20% to 20% or more, (ii) from less than 33 1/3% to 33 1/3% or more, or (iii) from less than a majority to a majority of the corporation’s outstanding shares.

In general, if a Acquiring Person becomes the beneficial owner of 20% or more of the voting power of the shares of an “issuing public corporation,” the Acquiring Person may only vote 19.99% of the corporation’s shares in the absence of special shareholder approval. That approval can be obtained only by resolution adopted by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the Acquiring Person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding all “interested shares.” Interested Shares are shares held by the Acquiring Person, any officer of the issuing public corporation, or any director who is also an employee of the corporation.

Even if the shareholders approve a share acquisition that increases the Acquiring Person’s beneficial ownership to 20% or more, but less than 33 1/3%, of the voting power of the corporation’s shares, the CSAA requires a second similar shareholder vote to permit the Acquiring Person to exercise voting power with respect to 33 1/3% or more of the outstanding shares upon becoming the beneficial owner of shares otherwise entitled to 33 1/3% or more of the voting power of the corporation’s shares. A third similar shareholder vote generally is necessary to permit the Acquiring Person to exercise a majority of the voting power following the acquisition of shares otherwise entitled to a majority of such voting power. A shareholder vote on whether to grant voting power to the Acquiring Person in excess of the 20%, 33 1/3%, or 50% threshold must be conducted at a special or annual shareholders’ meeting if an information statement complying with the CSAA is delivered to the corporation by the Acquiring Person.

The CSAA provides that when an Acquiring Person makes a Control Share Acquisition it must promptly file an Information Statement with the issuing public corporation. The Information Statement must contain several items of information concerning the Acquiring Person and the Acquiring Person’s plans for the issuing public corporation. Material changes to the Information Statement must be disclosed promptly to the issuing public corporation by amending the Information Statement and delivering the amendment to the corporation’s principal executive office. Increases or decreases in share ownership aggregating one percent or more by all persons required to have their share ownership disclosed in the information statement are conclusively deemed material while lesser increases or decreases may be material depending upon facts and circumstances.

24

Gabelli Group’s Recent Acquisition of Company Common Stock

The information in this section of the Proxy Statement and the information in the immediately following section titled “Further Information Regarding the Gabelli Group” has been derived from Schedule 13D filings with the SEC by or on behalf of Mario J. Gabelli and his affiliates and from Information Statements delivered to the Company by the Gabelli Group.

Mario J. Gabelli is the CEO and controlling shareholder of several large investment advisory firms (collectively, the “Gabelli Group”) that manage portfolios of publicly traded securities for mutual funds, hedge funds and private accounts. The Gabelli Group has been the “beneficial owner” of more than 5% of the Company’s publicly traded shares since 2004.

In April 2015, the Gabelli Group increased its beneficial ownership of Company common stock by 245,724 shares, which represented an increase in its percentage ownership of all outstanding shares from approximately 18.62% to 24.03%. Due to these transactions, the Gabelli Group became subject to the CSAA, and, on May 7, 2015 the Gabelli Group delivered an Information Statement to the Company, as required by the CSAA, that supplied information required by the CSAA.

On September 30 2015 the Company was notified through a Schedule 13D Amendment filed with the SEC and an Amendment No. 1 to its Information Statement that the Gabelli Group had acquired an additional 44,708 shares of the Company’s common stock. After this acquisition, the following entities, controlled by Mario J. Gabelli, beneficially owned a total of 1,058,960 Shares of common stock, which represents 25.08% of all outstanding shares of common stock:

GAMCO Asset Management, Inc. (“GBL”)	503,780 shares	11.93%
Gabelli Funds, Inc. (“Gabelli Funds”)	186,580 shares	4.42%
Teton Advisors, Inc. (“Teton Advisors”)	353,100 shares	8.36%
Gabelli Securities, Inc. (“GSI”)	10,000 shares	0.24%
MJG Associates, Inc. (“MJG Associates”)	5,500 shares	0.13%
Total	1,058,960 shares	25.08%

The Gabelli Group has advised the Company that each of the five entities named above are SEC-registered investment advisors and hold substantially all of the Company’s shares for their respective clients in mutual funds, hedge funds and separate accounts. Gabelli Group also advised us that the clients of these advisors, not the Gabelli Group entities, have the sole economic interest in the Company shares. These five entities are considered “beneficial owners” of the Company shares because they hold or share with their respective clients the power to vote or to dispose of the Company shares. Mario Gabelli is be deemed to beneficially own all of the 1,058,960 shares of Company common stock beneficially owned by the five entities named above because he is a majority owner of each entity directly or through majority-owned subsidiaries.

25

The relationship of Mr. Gabelli to the five entities named above and other, intermediary, majority-owned subsidiaries is presented in the following diagram:

(1)	Mario Gabelli is the controlling share holder and Chief Executive Officer of GGCP, Inc. (GGCBY)

(2)	GGCP is the manager of GGCP Holdings, LLC (Holdings), and, together, GGCP and Mario Gabelli own 100% of Holdings membership interests.

(3)	Holdings holds 94% of the voting power of all shareholders of GAMCO Investors, Inc. (GBL), an NYSE listed company. Mario Gabelli is the CEO and Chief Investment Officer of GBL.

(4)	GAMCO Asset Management and Gabelli Funds, Inc. are wholly owned subsidiaries of GBL.

(5)	Gabelli Securities Inc. is a majority owned subsidiary of GBL.

(6)	Mario Gabelli is the controlling shareholder of Teton Advisors, Inc.

(7)	Mario Gabelli is the sole shareholder, director and employee of MJG Associates, Inc.

Further Background Regarding the Gabelli Group

Mario J. Gabelli

Mario Gabelli has served as Chairman, Chief Executive Officer, Chief Investment Officer — Value Portfolios and a director of GAMCO Investors, Inc. (“GBL”) since founding GBL in November 1976. As Chief Investment Officer of Value Portfolios for GBL, the scope of his responsibility represented approximately 86% of the GBL’s assets under management as of December 31, 2014. In connection with those responsibilities, he serves as director or trustee of registered investment companies managed by GBL and its affiliates (“Gabelli Funds”).

26

Mr. Gabelli has been a portfolio manager for Teton Advisors, Inc. (“Teton Advisors”) since 1998 through the present. In addition, Mr. Gabelli is the Chief Executive Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that owns 98.18% of GBL’s Class B Stock through an intermediate subsidiary, GGCP Holdings, LLC (“Holdings”), and the Chairman and sole shareholder of MJG Associates, Inc. (“MJG Associates”), which acts as an investment manager of various investment funds and other accounts.

GAMCO Investors, Inc. (NYSE: GBL)

GAMCO Investors, Inc. or “GBL” is a New York Stock Exchange-listed financial services firm with $47.5 billion in assets under management as of December 31, 2014. GBL manages hedge funds, mutual funds and separate accounts through its three SEC registered-investment advisers identified below. The majority of GBL’s revenue is generated through its three registered investment advisors. GGCP Inc., a private company majority owned by Mario Gabelli, is the controlling shareholder of GBL, holding 96% of the voting power of all GBL shareholders through an intermediate subsidiary GGCP Holdings, LLC.

GAMCO Asset Management, Inc.

GAMCO Asset Management, Inc. is a wholly owned subsidiary of GAMCO Investors, Inc. and is the registered investment adviser for the separate account business. This business manages money for high net worth individuals, pensions, endowments, institutions, etc. The assets in each of these separate accounts belong to the client. GAMCO Asset Management, Inc. (and Mario Gabelli through his ultimate ownership in its parent company, GBL) is deemed to have beneficial ownership of the securities in these accounts because of its ability to buy and sell the securities and in most cases vote the proxies for these companies. In limited circumstances the clients may opt to vote the proxies for the securities in their account. The 11.93% ownership of the Company shares attributed to GAMCO Asset Management, Inc. is spread among various individual client accounts. The economic ownership of the securities in these accounts belongs to the client.

Gabelli Funds, LLC

Gabelli Funds, LLC is a wholly owned subsidiary of GAMCO Investors, Inc. and is the registered investment adviser for GBL’s mutual fund business. A mutual fund is organized either as trust or corporation and is required under the Investment Company Act to have an independent Board of Directors/Trustees. The Board of each individual fund hires an investment adviser, in this case Gabelli Funds, LLC, to manage the assets in the individual fund. Gabelli Funds, LLC is deemed to have beneficial ownership due to the investment adviser’s ability to buy and sell securities as well as vote the proxies for the securities in each fund. The 4.42% ownership of Company shares attributed to Gabelli Funds, LLC is spread amongst several funds with the economic owner of the Company shares being the mutual fund (i.e. the Corporate entity) itself.

Teton Advisors, Inc.

Teton Advisor, Inc. is a separate company spun out of GAMCO Investors, Inc. Teton Advisors, Inc. is a pink sheet traded registered investment adviser with approximately $2 billion in assets under management in mutual funds and separate accounts. Teton Advisors holds a 8.36% ownership of Company shares in a micro-cap mutual fund for which Mario Gabelli serves as one of the portfolio managers. Mario Gabelli is deemed to have beneficial ownership of these shares due to his controlling interest in Teton Advisors, but neither Teton Advisors or Mr. Gabelli have an economic ownership interest in the Company shares.

27

GAMCO Securities Inc.

GAMCO Securities Inc. is a majority-owned subsidiary of GBL and is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies and other accounts. This entity owns .24% of the Company shares.

MJG Associates, Inc.

Mario J. Gabelli is the sole shareholder of MJG Associates, which provides advisory services to private investment partnerships. This entity owns .13% of the Company shares.

Factors Considered by the Board in Connection with Recommending Shareholders Approve the Gabelli Group’s Control Share Acquisition

The Company’s Board of Directors considered the following factors in reaching its decision to recommend that shareholder’s vote in favor of the Gabelli Group’s Control Share Acquisition:

Representations Regarding “Investment Intent” by the Gabelli Group.

The Gabelli Group has been the beneficial owner of 5% or more of the Company’s common stock since 2004. As a 5% or more beneficial owner, the Gabelli Group is required by rules of the Securities and Exchange Commission to report on Schedule 13D when its ownership of Company shares exceeds 5% of all outstanding shares and to report by amendments to Schedule 13D any material changes that would further increase their ownership above 5%. They are also required to disclose the purpose of their investment in Company shares and any changes in their purpose on amendments to their Schedule 13D. Throughout the past eleven years the Gabelli Group has represented in their Schedule 13D filings they have acquired and hold Company shares for “investment.” They have also represented that as part of their investment philosophy, they “may suggest or take a position with respect to potential changes in the operations, management or capital structure of such companies as a means of enhancing shareholder values,” but have also represented that none of the members of the Gabelli Group “intends to seek control” of the Company or “participate in the management” of the Company.

The Gabelli Group delivered an Information Statement pursuant to the CSAA on May 7, 2015 and Amendment 1 to the Information Statement on September 30, 2015. In its Information Statements, the Gabelli Group has represented it holds the shares for “investment purposes” and that it does not have any plans or intent to make any proposals to:

(1)           liquidate or dissolve the Company,

(2)           sell all or a substantial part of the Company’s assets, or merge it or exchange its shares with any other person,

(3)           change the location of the Company’s principal place of business or its principal executive officer or of a material portion of its business activities,

(4)           change materially the Company’s management or policies of employment,

(5)           change materially the Company’s charitable or community contribution or its policies, programs, or practices relating thereto,

(6)           change materially the Company’s relationship with suppliers or customers or the communities in which it operates, or

28

(7)           make any other material change in the Company’s business, corporate structure, management or personnel.

The Board believes it is reasonable to rely on these representations in considering whether to recommend approval of the Gabelli Group’s Control Share Acquisition.

Purposes of the CSAA.

The Company believes the primary purposes of the CSAA are to provide a mechanism that reduces the pace at which a hostile takeover might be conducted, to deter underfinanced or unfinanced takeovers and to provide more time for a board of directors to consider the merits of an unsolicited takeover offer, and to consider alternatives to the unsolicited takeover offer. To achieve these purposes the CSAA establishes the hurdle that, unless approved by the company’s shareholders in accordance with CSAA specified procedures, shares acquired in excess of 20% or more of a public company’s stock will have very limited voting rights. The representations of the Gabelli Group in SEC filings and in the CSAA Information Statement indicate it does not intend to make an unsolicited takeover offer, whether alone or in conjunction with others, and the Board is not aware of any information that is inconsistent with these representations. Therefore, while the CSAA gives the Board the opportunity to recommend that the Company’s shareholders vote against granting full voting rights to the Control Acquisition Shares, the Board believes a recommendation to vote against approval is unnecessary given the Gabelli Group’s longstanding demonstration of its “investment” intent, and that a positive recommendation is not inconsistent with the purposes of the CSAA.

Potential influence over corporate policy and the Company’s business plans.

The Board recognizes that if shareholders approve the Gabelli Group’s Control Share Acquisition, the Gabelli Group’s ownership of, and ability to vote at least 24.93% of the Company’s outstanding shares and, potentially, up to 33.3% of all outstanding shares, provides a level of stock ownership from which the Gabelli Group could actively seek to exercise influence over the Company’s policies and strategic plans. As discussed above, the Gabelli Group has been a 5% or more shareholder of the Company’s outstanding common stock since 2004. To date, the Gabelli Group has been supportive of the Company and its management. Given the positive, constructive relationship between the Gabelli Group and the Company’s Board of Directors and management over the past 11 years, the Board believes that the Gabelli Group will continue to responsibly exercise its substantial ownership position and that there is no threat to the Company’s ability to fulfill its fiduciary duties if shareholders approve Proposal 2.

Continued applicability of the CSAA to any increase in the Gabelli Group’s beneficial ownership at or above over 33-1/3% of all outstanding shares or the sale of its shares to another person.

While shareholder approval would confer full voting rights with respect to the 214,383 Company shares already beneficially owned that currently have very limited voting rights and up to 33 1/3% of all outstanding shares (if it acquires additional Company shares), any acquisition of shares that causes the Gabelli Group to increase its ownership position to 33-1/3% or more of all outstanding shares would, until and unless shareholder approval is given, result in these additional shares having limited voting rights under the CSAA . At that time, based on then relevant facts and circumstances, the Board may recommend against and the Company’s shareholders may vote against granting full voting rights for any shares that equal or exceed 33-1/3% of all outstanding Company shares.

Even if the Company’s shareholders give their approval to the Gabelli Group’s Control Share Acquisition, this approval is only applicable to the Gabelli Group’s beneficial ownership of Company shares. Therefore, while it is not subject to any material limitation on its ability to sell all or part of the Company shares it beneficially owns or may acquire in the future, if the Gabelli Group sold 20% or more of its shares to a person or a group acting in concert, this transfer would be subject to the CSAA and any shares in excess of 19.99% of all outstanding shares would have only limited voting rights unless and until the Company’s shareholders approved the acquisition in accordance with CSAA specified procedures.

29

Substantial Stock Ownership of Company’s Board of Directors.

The Company’s Board of Directors beneficially owns, collectively over 40% of the Company’s outstanding common stock. This collective ownership position is a material counterweight to any holder or holders of another block of stock that undertakes to pursue objectives that the Board would view as contrary to the best interests of the shareholders as a whole.

Possible effect on future strategic transactions.

Approval of the Control Share Acquisition will give the Gabelli Group at least approximately 25% beneficial ownership and potentially up to approximately 33 1/3% beneficial ownership of the Company’s outstanding common stock. This will not enable it to block transactions requiring shareholder approval because any transaction requiring shareholder approval pursuant to the Company’s Articles of Incorporation and the Articles of Incorporation of New Canterbury Park Holding Corporation only requires approval by holders of a majority of the outstanding shares of the Company’s common stock. The Board nevertheless recognizes the Gabelli Group’s potential beneficial ownership of up to 1/3 of all outstanding shares in combination with shares beneficially owned by other shareholders would make it easier to block a transaction otherwise supported by the Company’s Board of Directors.

Shareholder democracy.

The Board of Directors believes that, in general, every share of common stock beneficially owned should carry with it the right to vote that share in accordance with the wishes of the beneficial owner. While there are circumstances where it may be appropriate for the Board of Directors to claim the protection provided under the CSAA, given the long-term, positive relationship the Company has enjoyed with the Gabelli Group, the Board believes that each share acquired by the Gabelli Group up to 33 1/3% of all outstanding shares should carry with it the right to vote.

Voting on the Control Share Acquisition

At the Special Meeting, Canterbury shareholders will be asked to approve a resolution approving the Gabelli Group’s Control Share Acquisition.

Authorization for the Control Share Acquisition requires:

•	The affirmative vote of the holders of a majority of the voting power entitled to vote, including for purposes of this vote all Company shares beneficially owned by the Gabelli Group (the “First Majority Approval”); and

•	The affirmative vote of the holders of a majority of the voting power entitled to vote, excluding the voting power of “Interested Shares,” as defined in the CSAA (the “Second Majority Approval”).

As of the Record Date, there were 4,240,633 shares issued and outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition will be approved by the First Majority Approval required under the Minnesota Control Share Acquisition Statute.

30

Shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval under the CSAA is the voting power of all the outstanding Shares excluding the voting power of Interested Shares. The categories of Interested Shares that not be eligible to vote in determining the Second Majority Approval are as follows:

          i.          Shares beneficially owned by Gabelli Group and its affiliates. Based on Gabelli Group’s Schedule 13D filed with the SEC, as amended through September 30, 2015, the Gabelli Group beneficially owns 1,058,960 shares, which as of the Record Date represented approximately 25.08% of the outstanding shares.

          ii.          Shares beneficially owned by officers of Canterbury or any employee of Canterbury who is also a director of Canterbury. As of the Record Date, these individuals own, in the aggregate, [672,466] shares.

The Board has authorized, and Canterbury, together with its third party vote tabulators, will conduct the Special Meeting to exclude the voting power of Interested Shares from the determination of the Second Majority Approval.

The affirmative vote of a majority of the outstanding Company shares, or 2,120,317 Shares, in favor of the Control Share Acquisition would be required for the First Majority Approval.

As of the Record Date, 1,724,739 of the 4,240,633 outstanding shares were known to Canterbury to be Interested Shares and therefore ineligible to vote in determining the Second Majority Approval. If no additional shares are determined to be Interested Shares, the affirmative vote of a majority of the remaining outstanding shares, or 1,254,604 shares, in favor of the Control Share Acquisition will be required for the Second Majority Approval. Canterbury is not currently aware that any of the outstanding shares are Interested Shares other than those held by Canterbury officers and the Gabelli Group and its affiliates.

The Board has appointed Broadridge as the Inspector of Election. The Inspector of Election will, among other things, determine whether a quorum is present, tabulate votes at the Special Meeting, including a separate tally of Interested Shares, and resolve disputes, including disputes as to whether shares are Interested Shares. Canterbury will submit, and Gabelli Group may also submit, to the Inspector of Election information that may assist in identifying which Shares are Interested Shares.

Board Recommendation on Approving the Control Share Acquisition.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE GABELLI GROUP’S CONTROL SHARE ACQUISITION

OTHER MATTERS AT MEETING

We know of no other matters that may come before the Special Meeting. However, if any matters calling for a vote of the shareholders, other than those referred to in this proxy statement, should properly come before the meeting, the persons named as proxies will vote on such matters according to their individual judgment.

By Order of the Board of Directors,

David C. Hansen
Vice President and Secretary

Dated: October ___, 2015

31

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of October 2, 2015 (this “Agreement”), is by and between CANTERBURY PARK HOLDING CORPORATION, a Minnesota corporation (the “Company”), NEW CANTERBURY PARK HOLDING CORPORATION, a Minnesota corporation and a wholly-owned subsidiary of the Company (the “New Parent”), and CANTERBURY PARK ENTERTAINMENT, LLC, a Minnesota limited liability company and a wholly-owned subsidiary of the New Parent (the “Surviving Entity”).

RECITALS

WHEREAS, the Board of Directors of the Company has upon the terms and conditions of this Agreement determined that the Merger (as defined below) is in the best interest of the shareholders of the Company and approved this Agreement and the transactions contemplated hereby;

WHEREAS, the Merger has received necessary approvals by the Board of Directors, shareholders, governors and members, as applicable, of the New Parent and the Surviving Entity; the New Parent, the Surviving Entity and the Company are each sometimes referred to hereinafter as a “Constituent Entity” and collectively as the “Constituent Entities.”.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE MERGER

SECTION 1.01 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (defined below), the Company and the Surviving Entity shall consummate a merger (the “Merger”) in which (a) the Company shall be merged with and into the Surviving Entity and the separate corporate existence of the Company shall thereupon cease; (b) the Surviving Entity shall be the surviving entity in the Merger, shall continue to be governed by the laws of the State of Minnesota and, pursuant to the Merger, have all of the rights, privileges, immunities, powers and franchises of the Company; and (c) the outstanding shares of the Company’s common stock will automatically be converted one-for-one into outstanding shares of the common stock of New Parent.

SECTION 1.02 Effective Time of Merger; Articles of Merger. As soon as practicable after approval by the Company’s shareholders of this Agreement, the appropriate parties hereto shall execute in the manner required by Minnesota law and file with the Minnesota Secretary of State appropriate articles of merger relating to the Merger setting forth the information required by the Minnesota Revised Uniform Limited Liability Company Act (Chapter 322C of the Minnesota Statutes) (the “Act”) and the Minnesota Business Corporation Act, and the parties shall take such other and further actions as may be required by law to make the Merger effective. The time the Merger becomes effective in accordance with applicable law is hereinafter referred to as the “Effective Time.”

SECTION 1.03 Effect of Merger. As of the Effective Date:

(a)          Company. The Company will be merged into the Surviving Entity and the separate existence of the Company will cease.

(b)          Surviving Entity. The limited liability company existence of the Surviving Entity, with all its purposes, powers and objects, will continue unaffected and unimpaired by the Merger. The identity and existence, together with all the rights, privileges, immunities, powers, licenses, and franchises of the Company, both of a public and private nature, and all property, real, personal and mixed, all debts due on whatever account, and all other things or any chose in action belonging to the Company, and all and every other interest, will be taken and deemed to be transferred to and to vest, and will be vested, in the Surviving Entity as of the Effective Date, without further act or deed and as effectively as they were formerly vested in the Company.

(c)          Articles of Incorporation and Bylaws. The Articles of Incorporation of the New Parent as they exist on the Effective Date will continue as of the Effective Date to be the Articles of Incorporation of the New Parent except that the name of the New Parent will be amended to be “Canterbury Park Holding Corporation.” The Bylaws of the New Parent, as they exist on the effective date, will be the Bylaws of the New Parent following the Effective Date except that such Bylaws will be amended to indicate they are the Bylaws of “Canterbury Park Holding Corporation.”

(d)          Articles of Organization, Operating Agreement. The Articles of Organization of the Surviving Entity, as they exist on the Effective Date, will continue, as of the Effective Date, to be the Articles of Organization of the Surviving Entity. The Operating Agreement of the Surviving Entity, as of the Effective Date, will be the Operating Agreement of the Surviving Entity.

(e)          Tax Treatment. For federal income tax purposes, it is intended that the Merger constitute a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended and that this Agreement constitutes a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

ARTICLE II

CONVERSION OF SHARES

SECTION 2.01 Treatment of Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof:

(a)          Each of the issued and outstanding shares of common stock of the Company will, by virtue of the merger and without further action on the part of the Constituent Entities, be converted into one share of the common stock of the New Parent. Each share so converted will be fully paid and non-assessable.

(b)          Each unit of the Surviving Entity’s membership interests that was outstanding prior to the Effective Date will be unaffected by the Merger; and

2

(c)          Each share of the New Parent’s capital stock that was outstanding prior to the Effective Date will be canceled.

ARTICLE III

MISCELLANEOUS

SECTION 3.01 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 3.02 Governing Law. This Agreement, and all claims arising hereunder or relating hereto, will be governed and construed and enforced in accordance with the laws of the State of Minnesota.

SECTION 3.03 Counterparts; Third Party Beneficiaries. This Agreement may be executed in any number of counterparts and by facsimile or other means of electronically imaging a signature, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement will confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 3.04 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

SECTION 3.05 Severability. If one or more provisions of this Agreement are finally held to be unenforceable under applicable law, such provision will be deemed to be excluded from this Agreement and the balance of this Agreement will be interpreted as if such provision were so excluded and will be enforced in accordance with its terms to the maximum extent permitted by law.

SECTION 3.06 Interpretation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, the words “hereof’, “herein”, “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and the words “Article” and “Section” are references to the articles and sections of this Agreement unless otherwise specified. Whenever the words “include”, “includes” or “including” are used in this Agreement they will be deemed to be followed by the words “without limitation”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

3

IN WITNESS WHEREOF, this Agreement and Plan of Reorganization has been duly executed and delivered by the parties hereto as of the day and year first above written.

COMPANY:

CANTERBURY PARK HOLDING CORPORATION

By:
Name:
Its:

NEW PARENT:

NEW CANTERBURY PARK HOLDING CORPORATION

By:
Name:
Its:

SURVIVING ENTITY:

CANTERBURY PARK ENTERTAINMENT, LLC

By:
Name:
Its:

Exhibit B

ARTICLES OF INCORPORATION
OF
NEW CANTERBURY PARK HOLDING CORPORATION

ARTICLE I

The name of this corporation shall be New Canterbury Park Holding Corporation.

ARTICLE II

The registered office of this corporation shall be located at 1100 Canterbury Road South, Shakopee, MN 55379.

ARTICLE III

The corporation is authorized to issue an aggregate total of Ten Million (10,000,000) shares of common stock with a stated par value of $.01 per share. All shares shall be of one class and one series, except that the Board of Directors, by its action, may establish more than one class or series.

ARTICLE IV

No shareholder of this corporation shall be entitled to any cumulative voting rights.

ARTICLE V

No shareholder of this corporation shall have any preferential, preemptive or other rights to subscribe for, purchase or acquire any shares of the corporation of any class, whether unissued or now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares.

ARTICLE VI

Any action required or permitted to be taken at a meeting of the Board of Directors of this corporation not needing approval by the shareholders under Minnesota Statutes, Chapter 302A, may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors were present. Any action required or permitted to be taken at a meeting of the shareholders of this Corporation may be taken by written action signed, or consented to by authenticated electronic communication, by shareholders having voting power equal to the voting power that would be required to take the same action at a meeting of the shareholder at which all the shareholder were present.

ARTICLE VII

The number of directors of this corporation shall be fixed in the manner provided in the Bylaws.

ARTICLE VIII

No director of this corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) under Sections 302A.559 or 80A.76 of the Minnesota Statutes; (iv) for any transaction from which the director derives any improper personal benefit; or (v) for any act or omission occurring prior to the date when this provision becomes effective.

The provisions of this Article VIII shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director that has not been eliminated by the provisions of this article.

If the Minnesota Statutes hereafter are amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the amended Minnesota Statutes.

ARTICLE IX

So long as this corporation owns or has a financial interest in a Regulated Business Entity, the following provisions shall apply to this corporation’s Equity Securities, with all capitalized terms used in this Article IX having the meanings respectively indicated below.

A.           Any Person or Group that becomes the Beneficial Owner of 5% or more of any class of this corporation’s Equity Securities or increases its beneficial ownership of any class of this corporation’s Equity Securities by 5% or more, within three days after the date such Person or Group becomes a 5% or more Beneficial Owner of such Equity Securities or increases its beneficial ownership of such Equity Securities 5% or more, shall provide this corporation with the identity of such Person or Group and such additional information as this corporation or a Regulated Business Entity is required to provide to the Commission under the Act.

B.           If any Person or Group becomes the Beneficial Owner of 5% or more of any class of this corporation’s Equity Securities or increases its beneficial ownership of any class of this corporation’s Equity Securities by 5% or more, and:

(1)	The ownership interest of such Person or Group is determined by the Commission to be detrimental to the public interest or integrity of horse racing in Minnesota or the Commission advises this corporation or the Regulated Business Entity that if

2

such Person or Group continues to hold all or any portion of the Equity Securities it acquired, the Commission will suspend the Regulated Business Entity’s Class A or Class B License or take other action materially adverse to the Regulated Business Entity’s business, or

(2)	The Person or Group does not supply to the Commission within the time period specified by the Commission a certification with respect to the matters specified in Minnesota Statutes § 240.06, Subd.1(d) or rules or regulations issued thereunder (or any successor provision of Minnesota law and any related regulations), or

(3)	The Person or Group fails to provide to the Commission within the time period specified by the Commission any information which the Commission requests, or

(4)	The Board of Directors of this corporation shall in the exercise of its reasonable judgment determine that the Commission will suspend the Class A or Class B license issued to the Regulated Business Entity or take other action that could have a material adverse effect on the Regulated Business Entity’s business if such Person or Group continues to hold all or any portion of the Equity Securities it acquired, then, notwithstanding any other provision in these Articles, the corporation shall have the right, by action of its Board of Directors, to redeem all or any portion of the Equity Securities acquired by such Person or Group at any time at the lowest of (i) the price at which the Equity Securities were acquired, (ii) the book value per share of such Equity Securities based on this corporation’s most recent audited balance sheet prior to the date such Equity Securities were purchased, or (iii) the fair market value of such Equity Securities on the date this corporation receives notification that such Person or Group became the Beneficial Owner of 5% or more of this corporation’s Equity Securities or increased its beneficial ownership of such Equity Securities 5% or more.

C.           The terms and conditions of a redemption of Equity Securities pursuant to this Article IX shall be as follows:

(1)	The redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

(2)	If this corporation elects to redeem less than all of the Equity Securities, the shares to be redeemed shall be selected in such manner as the Board of Directors determines, which may include selection first of the most recently purchased shares thereof, selection by lot, or selection in any other manner.

(3)	At least 30 days’ written notice of the Redemption Date must be given to the record holders of the shares selected to be redeemed (unless waived in writing by

3

any such holder); but the Redemption Date may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption has been deposited in trust for benefit of the record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed; and

(4)	From and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature, that may be held by the Beneficial Owner(s) of shares of Equity Securities selected for redemption (including without limitation any rights to vote or participate in dividends declared on shares of the same class or series as such shares), will cease and terminate and they will thenceforth be entitled only to receive the cash and Redemption Securities payable upon redemption.

D.           Capitalized terms used in this Article IX will have the meanings provided below.

“Act” means Minnesota Statutes Chapter 240 and rules and regulations promulgated thereunder, as the same exists as of the filing of these Articles of Incorporation, or as will from time to time be amended hereafter, or any successor statute and regulations applicable to pari-mutuel horse racing and other wagering currently regulated by the Commission.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The term “registrant” as used in said Rule 12b-2 shall mean this corporation.

“Beneficial Owner” shall mean any person who, singly or together with any such person’s Affiliates or Associates, directly or indirectly, has “beneficial ownership” of Equity Securities (as determined pursuant to Rule 13d-3 or any successor rule of the Exchange Act).

“Commission” means the Minnesota Racing Commission or any successor governmental body authorized to regulate pari-mutuel horse racing and other wagering currently regulated by the Commission.

“Equity Securities” shall mean any common stock, preferred stock, special stock, or any other class or series of stock of this corporation.

“Group” shall have the meaning specified in Section 13(d)(3) of the Exchange Act or Rule 13d-5 or any successor rule under the Exchange Act.

4

“Person” shall mean any natural person, corporation, firm, partnership, limited liability company, association, government, governmental agency, or any other business entity, whether acting in an individual, fiduciary, or any other capacity.

“Redemption Date” shall mean the date fixed by the Board of Directors for the redemption of any Equity Securities of this corporation pursuant to this Article IX.

“Redemption Securities” shall mean any debt or equity securities of this corporation, any Subsidiary or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to this corporation), has a value, at the time notice of redemption is given pursuant to Paragraph C of this Article IX, at least equal to the price to be paid for the shares to be redeemed pursuant to section B of this Article IX (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

“Regulated Business Entity” means any business entity that this corporation owns or in which it has a financial interest that is subject to the provisions of the Act.

“Subsidiary” shall mean any business entity of which a majority of any class of equity security is beneficially owned by this corporation.

ARTICLE X

The name and address of the Incorporator is Richard A. Primuth, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2015.

/s/ Richard A. Primuth
Richard A. Primuth, Incorporator

5

Exhibit C

Canterbury Park Holding Corporation Information Statement
AMENDMENT 1
Supplied Pursuant to Minnesota Statutes Section 302A.671, Subd. 2

(a)                         This statement is being filed by the following persons: GGCP, Inc. (“GGCP”), GGCP Holdings LLC (“GGCP Holdings”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), Gabelli Securities, Inc. (“GSI”), MJG Associates, Inc. (“MJG Associates”), and Mario Gabelli (together, “Gamco and its affiliates”).

GGCP makes investments for its own account and is the manager and a member of GGCP Holdings which is the controlling shareholder of GBL. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including those named below.

GAMCO, a wholly-owned subsidiary of GBL, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). GAMCO is an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.

GSI, a majority-owned subsidiary of GBL, is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies and other accounts. As a part of its business, GSI may purchase or sell securities for its own account. GSI is a general partner or investment manager of a number of funds or partnerships, including Gabelli Associates Fund, L.P., Gabelli Associates Fund II, L.P., Gabelli Associates Limited, Gabelli Associates Limited II E, ALCE Partners, L.P., Gabelli Capital Structure Arbitrage Fund LP, Gabelli Capital Structure Arbitrage Fund Limited, Gabelli Intermediate Credit Fund L.P., Gabelli Japanese Value Partners L.P., GAMA Select Energy + L.P., GAMCO Medical Opportunities L.P., GAMCO Long/Short Equity Fund, L.P., Gabelli Multimedia Partners, L.P, Gabelli International Gold Fund Limited and Gabelli Green Long/Short Fund, L.P.

Gabelli Funds, a wholly owned subsidiary of GBL, is a limited liability company. Gabelli Funds is an investment adviser registered under the Advisers Act which provides advisory services for The Gabelli Equity Trust Inc., The Gabelli Asset Fund, The GAMCO Growth Fund, The Gabelli Convertible and Income Securities Fund Inc., The Gabelli Value 25 Fund Inc., The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli ABC Fund, The GAMCO Global Telecommunications Fund, The Gabelli Gold Fund, Inc., The Gabelli Multimedia Trust Inc., The Gabelli Global Rising Income & Dividend Fund, The Gabelli Capital Asset Fund, The GAMCO International Growth Fund, Inc., The GAMCO Global Growth Fund, The Gabelli Utility Trust, The GAMCO Global Opportunity Fund, The Gabelli Utilities Fund, The Gabelli Dividend Growth Fund, The GAMCO Mathers Fund, The Gabelli Focus Five Fund, The Comstock Capital Value Fund, The Gabelli Dividend and Income Trust, The Gabelli Global Utility & Income Trust, The GAMCO Global Gold, Natural Resources, & Income Trust, The GAMCO Natural Resources Gold & Income Trust, The GDL Fund, Gabelli Enterprise Mergers & Acquisitions Fund, The Gabelli SRI Fund, Inc., The Gabelli Healthcare & Wellness Rx Trust, The Gabelli Global Small and Mid

Cap Value Trust and Gabelli Value Plus+ Trust (collectively, the “Funds”), which are registered investment companies. Gabelli Funds is also the investment adviser to The GAMCO International SICAV (sub-fund GAMCO Merger Arbitrage), a UCITS III vehicle.

Teton Advisors, an investment adviser registered under the Advisers Act, provides discretionary advisory services to The TETON Westwood Mighty Mitessm Fund, The TETON Westwood Income Fund, The TETON Westwood Small Cap Equity Fund, and The TETON Westwood Mid-Cap Equity Fund.

Both Teton Advisors and Gabelli Funds, LLC act as investment advisors to registered investment companies (i.e. mutual funds). The mutual funds advised by Teton Advisors and Gabelli Funds that hold shares of Canterbury Park Holdings Corporation have fundamental investment policies which generally prohibit investing in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

MJG Associates provides advisory services to private investment partnerships and offshore funds. Mario Gabelli is the sole shareholder, director and employee of MJG Associates. MJG Associates is the Investment Manager of Gabelli International Limited and Gabelli Fund, LDC. Mario J. Gabelli is the general partner of Gabelli Performance Partnership, LP.

Mario Gabelli is the controlling stockholder, Chief Executive Officer and a director of GGCP and Chairman and Chief Executive Officer of GBL. Mario Gabelli is also a member of GGCP Holdings. Mario Gabelli is the controlling shareholder of Teton.

GAMCO is a New York corporation and GBL, GSI, and Teton Advisors are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580. GGCP is a Wyoming corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. GGCP Holdings is a Delaware limited liability corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580. MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830.

(b) This Amendment 1 is supplied pursuant to Minnesota Statutes, Section 302A.671 with respect to Canterbury Park Holding Corporation (“Issuer”).

(c) Prior to this Amendment, GAMCO and its affiliates disclosed ownership in its Initial Information Statement of 1,014,252 shares or 24.03% of the Issuer’s shares outstanding.

(d) GAMCO and its affiliates currently own 1,058,960 or 25.08% of the Issuer’s shares outstanding, in a range of at least 20 percent but less than 33-1/3 percent.

The Issuer’s shares are held as follows:

Name	Shares of Common Stock	% of Class of Common

Gabelli Funds	186,550	4.42%
GAMCO Asset Management, Inc.	503,780	11.93%
MJG Associates	5,500.13%
Teton Advisors	353,100	8.36%
Gabelli Securities Inc.	10,000.24%

(e) GAMCO and its affiliates used approximately $460,000 of funds of investment advisory clients in the control share acquisition purchase reported in this Amendment No. 1. These purchases were made for investment purposes into the investment vehicles disclosed above. It is anticipated these securities would continue to be held similar to the Canterbury Park securities already held. GAMCO and its affiliates do not have any plans and do not presently intend to make any proposals to (1) liquidate or dissolve the Issuer, (2) sell all or a substantial part of Issuer’s assets, or merge it or exchange its shares with any other person, (3) change the location of Issuer’s principal place of business or its principal executive office or of a material portion of its business activities, (4) change materially Issuer’s management or policies of employment, (5) change materially Issuer’s charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially Issuer’s relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in Issuer’s business, corporate structure, management or personnel.

After reasonable inquiry, the information herein provided herein is true, complete and correct.

GGCP, Inc.

GGCP Holdings LLC

GAMCO Investors, Inc.

Gabelli Funds, LLC

GAMCO Asset Management Inc.

Teton Advisors, Inc.

Gabelli Securities, Inc.

MJG Associates, Inc.

Mario J. Gabelli

By
Name: David Goldman
Position: General Counsel
Company: Gabelli Funds, LLC

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #	0000000000000000

NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

☒	PAGE 1 OF 2
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you
vote FOR proposals 1. and 2.				For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization dated as of October 2, 2015 between Canterbury Park Holding Corporation, New Canterbury Park Holding Corporation and Canterbury Park Entertainment LLC that would reorganize the Company’s business into a holding company structure.			☐	☐	☐

2.	Pursuant to the Minnesota Control Share Acquisition Act, to approve the purchase of Company’s stock by investment advisory firms affiliated with Mario J. Gabelli (the “Gabelli Group”) that increased the Gabelli Group’s aggregate total beneficial ownership of the Company’s stock from approximately 18.24% to 25.08% of all outstanding shares.			☐	☐	☐

NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES
CUSIP #
		JOB #			SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000257151_1 R1.0.0.51160	02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

CANTERBURY PARK HOLDING CORPORATION
1100 CANTERBURYROAD SHAKOPEE, MINNESOTA 55379
SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER __, 2015
10:00 A.M. CT

The undersigned hereby appoints Curtis A. Sampson, Randall A. Sampson and David C. Hansen, or either of them, with power of substitution to each, as attorneys and proxies, and hereby authorizes them to represent the undersigned at the Special Meeting of Shareholders of Canterbury Park Holding Corporation to be held at the Company’s offices located at 1100 Canterbury Park Road, Shakopee, Minnesota 55379 on ________, November __ 2015 at 8:30 A.M. CT, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of common stock of Canterbury Park Holding Corporation held of record by the undersigned on October 2, 2015, and that the undersigned would be entitled to vote at the Special Meeting, hereby revoking all former proxies.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM.

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

0000257151_2     R1.0.0.51160